UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 of 15(d) of the Securities Exchange Act of 1934

Date of report (Date of earliest event reported): April 24, 2007

CNET Networks, Inc.

(Exact name of registrant as specified in its charter)

Delaware

(State or Other Jurisdiction of Incorporation)

0-20939	13-3696170
(Commission File Number)	(IRS Employer Identification Number)

235 Second Street

San Francisco, CA 94105

(Address of principal executive offices including zip code)

(415) 344-2000

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 5.02.	Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers.

On April 24, 2007, our Board of Directors, upon the recommendation of the Governance and Nominating Committee, elected Susanne D. Lyons and Mark C. Rosenthal to our Board of Directors. Mr. Rosenthal was elected to a newly created Class II directorship, with a term expiring at the 2007 annual meeting of stockholders. Ms. Lyons was elected to a Class I directorship to fill the vacancy created by the resignation of Shelby W. Bonnie, with a term expiring at the 2009 annual meeting of stockholders. The Governance and Nominating Committee and the Board of Directors each determined that Ms. Lyons and Mr. Rosenthal are independent as defined by the NASDAQ Marketplace Rules.

There are no related party transactions in excess of $120,000, since the beginning of 2006 or currently proposed, involving our company and Ms. Lyons or Mr. Rosenthal, other than Visa U.S.A., who, from time to time through a third party advertising agency, at such agency’s discretion, purchases online advertising on our websites. Ms. Lyons is the Executive Vice President and Chief Marketing Officer of Visa U.S.A. In 2006, during which time Ms. Lyons did not serve as our director, Visa U.S.A.’s advertising agency purchased approximately $162,000 of online advertising from us. We anticipate that Visa U.S.A., through its advertising agency, will purchase online advertising from us in excess of $120,000 during 2007. The Governance and Nominating Committee and the Board of Directors considered this relationship in electing Ms. Lyons to the Board as well as in determining her independence under the NASDAQ Marketplace Rules.

ITEM 7.01.	Regulation FD Disclosure.

On April 26, 2007 we issued a press release related to the election of Ms. Lyons and Mr. Rosenthal to our Board of Directors. A copy of the press release is furnished as Exhibit 99.1 to this Current Report on Form 8-K.

The information in Items 7.01 and 9.01 of this Current Report on Form 8-K, including Exhibit 99.1 attached hereto, is furnished pursuant to Regulation FD and shall not be deemed “filed” for any purpose, including for the purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that Section. The information in Items 7.01 and 9.01 of this Current Report on Form 8-K shall not be deemed incorporated by reference into any filing under the Securities Act of 1933, or the Exchange Act regardless of any general incorporation language in such filing.

ITEM 9.01.	Financial Statements and Exhibits.

(d)	Exhibits

The following exhibits are furnished with this Current Report on Form 8-K:

Exhibit No.	Title
99.1	Press Release dated April 26, 2007.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: April 26, 2007

CNET Networks, Inc.

By:	/s/ George E. Mazzotta
Name:	George E. Mazzotta
Title:	Chief Financial Officer

Exhibit Index

Exhibit No.	Title
99.1	Press Release dated April 26, 2007.